UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2015

DYAX CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24537	04-3053198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Network Drive
Burlington, MA 01803
(Address of Principal Executive Offices) (Zip Code)

(617) 225-2500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 7, 2015, Dyax Corp. (the “Company”) entered into an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Cowen and Company, LLC, as representatives of the underwriters named therein (the “Underwriting Agreement”), pursuant to which the Company agreed to offer and sell 7,400,000 shares of its common stock in an underwritten public offering at a public offering price of $27.00 per share. Pursuant to the terms of the Underwriting Agreement, the Company granted the underwriters a 30-day option to purchase up to an additional 1,110,000 shares. The Company expects to receive approximately $187.6 million in net proceeds from the offering after underwriting fees and offering expenses, or approximately $215.8 million if the underwriters’ option is exercised in full. The shares are expected to be delivered to the underwriters on or about April 13, 2015, subject to the satisfaction of customary closing conditions.

The common stock was registered for offer and sale on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), by the Company’s Registration Statement on Form S-3/ASR (Registration No. 333-200216) (the “Registration Statement”). Attached hereto as Exhibit 1.1 is a copy of the Underwriting Agreement. The opinion of the Company’s counsel regarding the validity of the shares issued pursuant to the offering is filed as Exhibit 5.1 hereto. This Current Report is being filed in part for the purpose of incorporating such exhibits by reference into the Registration Statement. In connection with this offering, on April 8, 2015, the Company filed with the Securities and Exchange Commission a prospectus supplement pursuant to Rule 424(b) under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement by and among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Cowen and Company, LLC, as representatives of the underwriters named therein, dated as of April 7, 2015.

5.1	Opinion of Locke Lord LLP.

23.1	Consent of Locke Lord LLP (contained in its opinion filed as Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYAX CORP.

Dated: April 8, 2015	By:	/s/ Andrew Ashe
Andrew Ashe
Executive Vice President and General Counsel

Exhibits Index

Exhibit No.	Description

1.1	Underwriting Agreement by and among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Cowen and Company, LLC, as representatives of the underwriters named therein, dated as of April 7, 2015.

5.1	Opinion of Locke Lord LLP.

23.1	Consent of Locke Lord LLP (contained in its opinion filed as Exhibit 5.1).